UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 1, 2008

Date of Report (Date of earliest event reported)

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

100 North Point Center East, Suite 600
Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip code)

1-800-514-0186

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.  (17 CFR 240.13c-4(c))

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Principal Officers

On December 1, 2008, Schweitzer-Mauduit International, Inc. (“the Company”) issued a press release announcing that effective January 1, 2008 Otto R. Herbst, President, the Americas, will become Chief Operating Officer reporting to Frédéric P. Villoutreix, Chairman of the Board and Chief Executive Officer elect. Mr. Herbst, age 49, has been President, the Americas since August 2006.  Mr. Herbst joined the Company in April 1999 as President, Brazilian Operations.  Mr. Herbst does not have an employment contract with the Company.  Mr. Herbst’s compensation consists of the same elements, and participates in the same compensation programs, as all other U.S. based Company executives as disclosed in the Company’s most recent proxy statement.  Executive compensation, including the compensation that Mr. Herbst will receive in his new position effective January 1, 2008, is reviewed and adjusted annually at year-end.

Replacing Mr. Herbst as President, the Americas, will be Wilfred A. Martinez.   Mr. Martinez, age 55, previously held a number of positions with Laticrete International, Inc., a world leader of tile and stone installation systems from 1996 to 2008 including: Corporate Executive Vice President and Strategy Officer; President, International Division; and Senior Vice President, Worldwide Operations.  From 1995 to 1996, he was General Manager, Monolithic Refractories, for Harbison-Walker Refractories, Inc., a leading global manufacturer of high temperature refractory products, and from 1979 to 1995 he served as Vice-President, International Operations, Vice-President, Technology and Director, Research and Development for Minteq International, Inc., a technology based multi-national sales and manufacturing refractory company. Mr. Martinez does not have an employment contract with the Company, and he is not a party to any related transactions.  Mr. Martinez’s compensation will consist of a base salary of  $290,000 per year plus an  annual incentive bonus opportunity of 40 percent of base salary at the target objective level, payable in cash,  and a long-term incentive bonus opportunity of  60 percent of base salary at the target objective level, which is payable in the Company’s restricted stock.  Mr. Martinez will receive relocation, health and welfare and other benefits on the same terms made available to all salaried employees.

The press release is attached hereto as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits.

(c)  Exhibits

99.1	Press Release, dated December 1, 2008, of Schweitzer-Mauduit International, Inc., Announcing Senior Management changes: Chief Operating Officer and President, the Americas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

	By:	/s/ TORBEN WETCHE
Torben Wetche
Chief Financial Officer and Treasurer
Dated: December 2, 2008

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

Current Report on Form 8-K

Dated December 2, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated December 1, 2008, of Schweitzer-Mauduit International, Inc., Announcing Senior Management changes: Chief Operating Officer and President, the Americas.